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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                 CURENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest reported) March 12, 2002


                        j2 Global Communications, Inc.
            (Exact name of registrant as specified in its charter)

               Delaware                      0-25965            51-0371142
     (State or other jurisdiction          (Commission        (IRS Employer
          of incorporation                 File Number)     Identification No.)

                             6922 Hollywood Blvd.
                                   Suite 800
                         Los Angeles, California 90028
                   (Address of principal executive offices)

                                (323) 860-9200
             (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release containing financial estimates issued by j2 Global for fiscal year 2002 and certain other financial and operating information regarding j2 Global.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed as part of this report:

      Exhibit
      Number              Description
      ------              -----------

      99.1                Press Release issued March 12, 2002.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        j2 Global Communications, Inc.
                                           (Registrant)

Date: March 20, 2002
                                        By: /s/ Jeffrey D. Adelman
                                           -----------------------------------
                                           Jeffrey D. Adelman
                                           Vice President, General Counsel
                                           and Secretary
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                               INDEX TO EXHIBITS


      Exhibit
      Number              Description
      ------              -----------

      99.1                Press Release issued March 12, 2002.